UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
 (Amendment No. __)

Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
LivePerson, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________
FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
  Date of Report (Date of earliest event reported): November 4, 2024
_____________________
LivePerson, Inc.
(Exact Name of Registrant as Specified in its Charter)
_____________________

Delaware	0-30141	13-3861628
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

530 7th Ave, Floor M1
New York, New York 10018
(Address of principal executive offices, with zip code)

(212) 609-4200
Registrant's telephone number, including area code

 _____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LPSN	The Nasdaq Stock Market LLC
Rights to Purchase Series A Junior Participating Preferred Stock	None	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On November 4, 2024 at 10:00 a.m. Eastern Time, LivePerson, Inc. (the “Company”) commenced its 2024 Annual Meeting of Stockholders (the “Annual Meeting”), as previously scheduled, and adjourned the Annual Meeting until Monday, November 25, 2024 at 11:00 a.m. Eastern Time due to a lack of quorum. The record date for the Annual Meeting will remain September 20, 2024. This allows the Company’s stockholders additional time to vote on the proposals described in the Company’s proxy statement for the Annual Meeting filed on October 24, 2024 and in the supplements to the proxy statement filed on October 24, 2024 and November 4, 2024. During the period of the adjournment, the Company will continue to solicit votes from its stockholders with respect to the proposals set forth in the Proxy Statement.
With respect to stockholders who hold shares through a member of the Tel Aviv Stock Exchange (TASE), the voting cut-off date for such stockholders has also been extended. Due to the adjournment of the Annual Meeting, if you are a stockholder who holds stock through a member of the TASE and intend to vote your shares, you are obliged to sign, date and return a GOLD universal proxy card along with a certificate of ownership to the offices of Israeli counsel to the Company, Arnon, Tadmor-Levy, c/o Moshe Parker, 1 Azrieli Center, Tel Aviv, Israel, 6702101 (email: MosheP@ArnonTL.com), no later than 5:00 p.m. (Israel time) on November 21, 2024. The form of proxy card for such stockholders is available on the websites: https://www.magna.isa.gov.il and https://maya.tase.co.il.
The reconvened Annual Meeting will be held via a live audio webcast at www.virtualshareholdermeeting.com/LPSN2024.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    November 4, 2024
LIVEPERSON, INC.
(Registrant)

By:    /s/ Monica L. Greenberg
    Monica L. Greenberg
    Executive Vice President, Policy and General
    Counsel